SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 02549

                              ---------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): April 7, 1998


                           BENEFICIAL CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


             Delaware                 1-1177             51-0003820
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  (State or Other Jurisdiction     (Commission         (IRS Employer
        of Incorporation)          File Number)     Identification Number)


  301 North Walnut Street, Wilmington, Delaware               19801
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  (Address of principal executive offices)                 (Zip Code)


   Registrant's Telephone number, including area code: (302) 425-2500




Item 1.  Changes in Control of Registrant.

         (a) Not applicable.

         (b) On April 7, 1998, Beneficial Corporation ("Beneficial") announced that it had entered into a definitive merger agreement (the "Merger Agreement") with Household International, Inc. ("Household") and Household Acquisition Corporation II ("HAC"), pursuant to which Beneficial and Household would combine their business operations by means of a merger (the "Merger") of HAC with and into Beneficial with Beneficial continuing as the surviving corporation and a wholly owned subsidiary of Household. In the Merger, (i) holders of common stock, par value $.01 per share ("Beneficial Common Stock"), will receive 1.0222 shares of common stock, par value $1.00 per share ("Household Common Stock"), of Household for each such share; (ii) holders of shares of the $5.50 Dividend Cumulative Convertible Preferred Stock, without par value ("Beneficial Convertible Preferred Stock"), of Beneficial will receive for each such share the number of shares of Household Common Stock they would have been entitled to receive had they converted such shares of Beneficial Convertible Preferred Stock into shares of Beneficial Common Stock immediately prior to the effective time of the Merger; and (iii) holders of Beneficial's other series of preferred stock will receive shares of Household preferred stock with identical terms, except that all such shares will be entitled to one vote per share, voting as a single class with the holders of shares of Household Common Stock.

             Consummation of the Merger is subject to regulatory clearance, the approval of the stockholders of both Beneficial and Household and other customary conditions.

             In connection with the execution of the Merger Agreement, Beneficial and Household have granted each other cross options for 19.9% of the outstanding shares of Beneficial Common Stock and Household Common Stock, respectively (collectively, the "Options").

             The foregoing discussion of the Merger Agreement and the Options is a summary only and is qualified in its entirety by reference to the full texts of the Merger Agreements and the Stock Option Agreements relating to the Options, all of which are filed as exhibits hereto and incorporated by reference herein.

             Prior to the execution and delivery of the Merger Agreement, the Board of Directors of Beneficial took all actions necessary, including the adoption and approval of an amendment to the Renewed Rights Agreement, dated as of August 22, 1996 (the "Amendment"), between Beneficial and First Chicago Trust Company of New York (the "Rights Agreement"), to render the Rights Agreement, Article VIII of Beneficial's Certificate of Incorporation and Section 203 of the Delaware General Corporation Law inapplicable to the Merger and the Option granted by Beneficial to Household. A copy of the Amendment is filed as an exhibit hereto and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         2.1 Agreement and Plan of Merger, dated as of April 7, 1998, among Household International, Inc., Household Acquisition Corporation II and Beneficial Corporation.

         2.2 Stock Option Agreement, dated April 7, 1998, between Beneficial Corporation and Household International, Inc.

         2.3 Stock Option Agreement, dated April 7, 1998, between Household International, Inc. and Beneficial Corporation.

         4.1 Amendment, dated as of April 7, 1998, to Renewed Rights Agreement, dated as of August 22, 1996, between Beneficial Corporation and The First Chicago Trust Company of New York.



                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BENEFICIAL CORPORATION


Dated: April 20, 1998               By: /s/  Scott A. Siebels
                                       --------------------------------
                                       Name:  Scott A. Siebels
                                       Title: Senior Vice President,
                                              Corporate Secretary, and
                                              Assistant General Counsel




                             Index to Exhibits


  Exhibit                       Exhibit
  Number
  ------
    2.1 Agreement and Plan of Merger, dated as of April 7, 1998, among Household International, Inc., Household Acquisition Corporation II and Beneficial Corporation.

    2.2 Stock Option Agreement, dated April 7, 1998, between Beneficial Corporation and Household
                  International, Inc.

    2.3 Stock Option Agreement, dated April 7, 1998, between Household International, Inc. and Beneficial Corporation.

    4.1 Amendment, dated as of April 7, 1998, to Renewed Rights Agreement, dated as of August 22, 1996, between Beneficial Corporation and The First Chicago Trust Company of New York.